BLACKROCK SERIES, INC.

BlackRock International Fund

(the “Fund”)

Supplement dated April 23, 2025 to the Summary Prospectuses and the Prospectuses of the Fund, each dated September 27, 2024, as amended or supplemented to date

Effective immediately, the following changes are made to the Fund’s Summary Prospectuses and Prospectuses, as applicable:

The third paragraph of the section of the Summary Prospectuses entitled “Key Facts About BlackRock International Fund — Principal Investment Strategies of the Fund” and the third paragraph of the section of the Prospectuses entitled “Fund Overview — Key Facts About BlackRock International Fund — Principal Investment Strategies of the Fund” are deleted in their entirety and replaced with the following:

The portfolio management team’s investment process seeks to identify and benefit from diverse sources of inefficiency by applying a combination of stock-specific analysis, and top-down economic research, across the equity universe and macro-economic environment. The Fund’s allocations to particular countries are based on Fund management’s evaluation of individual companies.

The section of the Prospectuses entitled “Details About the Fund — How the Fund Invests — Investment Process” is deleted in its entirety and replaced with the following:

The portfolio management team’s investment process seeks to identify and benefit from diverse sources of inefficiency by applying a combination of stock-specific analysis, and top-down economic research, across the equity universe and macro-economic environment . In addition to the portfolio managers, individual stock research is conducted by global sector, and country, specialists seeking to identify companies with the following characteristics: 1) sustainable business model, 2) strong financial position, and 3) strong capital allocation with a focus on dividends.

Shareholders should retain this Supplement for future reference.

PRO2-IF-0425SUP